Document And Entity Information	9 Months Ended
Mar. 31, 2012
Document And Entity Information [Abstract]
Document Type	S-1
Document Period End Date	Mar 31, 2012
Amendment Flag	false
Entity Registrant Name	UROLOGIX INC
Entity Central Index Key	0000882873
Entity Filer Category	Smaller Reporting Company

Condensed Balance Sheets (USD $) In Thousands, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Current assets:
Cash and cash equivalents	$ 1,857	$ 3,061	$ 5,702
Accounts receivable, net of allowances	2,375	1,358	1,378
Inventories	1,700	1,127	1,498
Prepaid and other current assets	255	249	139
Total current assets	6,187	5,795	8,717
Property and equipment:
Machinery, equipment and furniture	11,979	11,691	11,669
Less accumulated depreciation	(11,077)	(10,830)	(10,655)
Property and equipment, net	902	861	1,014
Other intangible assets, net	2,331	102	123
Goodwill	3,148
Long-term inventories	469
Other assets	5	5	349
Total assets	13,042	6,763	10,203
Current liabilities:
Accounts payable	2,740	741	434
Accrued compensation	832	454	875
Deferred income	12	21	169
Short-term deferred acquisition payment	2,224
Other accrued expenses	670	541	519
Total current liabilities	6,478	1,757	1,997
Deferred tax liability	25
Deferred income		9
Long-term deferred acquisition payments	4,665
Other accrued liabilities	122	151
Total liabilities	11,290	1,917	1,997
COMMITMENTS AND CONTINGENCIES
Shareholders' equity:
Common stock, $.01 par value, 25,000 shares authorized	147	145	144
Additional paid-in capital	115,107	114,732	114,360
Accumulated deficit	(113,502)	(110,031)	(106,298)
Total shareholders' equity	1,752	4,846	8,206
Total liabilities and shareholders' equity	13,042	6,763	10,203
Scenario, Previously Reported [Member]
Shareholders' equity:
Common stock, $.01 par value, 25,000 shares authorized		144
Additional paid-in capital		$ 114,733

Condensed Balance Sheets (Parenthetical) (USD $) In Thousands, except Per Share data, unless otherwise specified	Mar. 31, 2012	Jun. 30, 2011	Jun. 30, 2010
Condensed Balance Sheets [Abstract]
Accounts receivable, allowances (in dollars)	$ 76	$ 50	$ 96
Common stock, par value (in dollars per share)	$ 0.01	$ 0.01	$ 0.01
Common stock, shares authorized (in shares)	25,000	25,000	25,000
Common stock, shares issued (in shares)	14,647	14,500	14,447
Common stock, shares outstanding (in shares)	14,647	14,500	14,447

Condensed Statements Of Operations (USD $) In Thousands, except Per Share data, unless otherwise specified	3 Months Ended		9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Condensed Statements Of Operations [Abstract]
SALES	$ 4,735	$ 2,982	$ 12,530	$ 9,655	$ 12,571	$ 14,771	$ 12,816
COST OF GOODS SOLD	2,334	1,370	6,425	4,366	6,030	6,569	6,367
Gross profit	2,401	1,612	6,105	5,289	6,541	8,202	6,449
COSTS AND EXPENSES
Sales and marketing	1,875	1,383	4,914	3,890
General and administrative	797	656	2,573	2,136
Selling, general and administrative					8,005	8,601	8,534
Research and development	543	553	1,612	1,655	2,238	1,834	2,356
Amortization of identifiable intangible assets	26	6	65	18	24	24	24
Total costs and expenses	3,241	2,598	9,164	7,699	10,267	10,459	10,914
OPERATING LOSS	(840)	(986)	(3,059)	(2,410)	(3,726)	(2,257)	(4,465)
INTEREST INCOME/(EXPENSE)	(102)		(371)	1	1		53
FOREIGN CURRENCY EXCHANGE GAIN (LOSS)	1		(3)
LOSS BEFORE INCOME TAXES	(941)	(986)	(3,433)	(2,409)	(3,725)	(2,257)	(4,412)
INCOME TAX EXPENSE (BENEFIT)	27	(3)	38	(6)	8	(88)	7
NET LOSS	$ (968)	$ (983)	$ (3,471)	$ (2,403)	$ (3,733)	$ (2,169)	$ (4,419)
NET LOSS PER COMMON SHARE - BASIC (in dollars per share)	$ (0.07)	$ (0.07)	$ (0.24)	$ (0.17)	$ (0.26)	$ (0.15)	$ (0.31)
NET LOSS PER COMMON SHARE - DILUTED (in dollars per share)	$ (0.07)	$ (0.07)	$ (0.24)	$ (0.17)	$ (0.26)	$ (0.15)	$ (0.31)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - BASIC (in shares)	14,778	14,575	14,723	14,546	14,556	14,508	14,469
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING - DILUTED (in shares)	14,778	14,575	14,723	14,546	14,556	14,508	14,469

Statements Of Shareholders' Equity (USD $) In Thousands	Common Stock [Member]	Additional Paid-In Capital [Member]	Accumulated Deficit [Member]	Total
Beginning balance at Jun. 30, 2008	$ 144	$ 113,413	$ (99,710)	$ 13,847
Beginning balance, shares at Jun. 30, 2008	14,383
Net loss			(4,419)	(4,419)
Stock options exercised		8		8
Stock options exercised, shares	10
Vesting of restricted stock
Vesting of restricted stock, shares	20
Stock-based compensation		489		489
Ending balance at Jun. 30, 2009	144	113,910	(104,129)	9,925
Ending balance, shares at Jun. 30, 2009	14,413
Net loss			(2,169)	(2,169)
Stock options exercised		10		10
Stock options exercised, shares	14
Vesting of restricted stock
Vesting of restricted stock, shares	20
Stock-based compensation		440		440
Ending balance at Jun. 30, 2010	144	114,360	(106,298)	8,206
Ending balance, shares at Jun. 30, 2010	14,447
Net loss			(3,733)	(3,733)
Stock options exercised		4		4
Stock options exercised, shares	6
Vesting of restricted stock
Vesting of restricted stock, shares	47
Stock-based compensation		369		369
Ending balance at Jun. 30, 2011	$ 144	$ 114,733	$ (110,031)	$ 4,846
Ending balance, shares at Jun. 30, 2011	14,500

Condensed Statements Of Cash Flows (USD $) In Thousands, unless otherwise specified	9 Months Ended		12 Months Ended
	Mar. 31, 2012	Mar. 31, 2011	Jun. 30, 2011	Jun. 30, 2010	Jun. 30, 2009
Operating Activities:
Net loss	$ (3,471)	$ (2,403)	$ (3,733)	$ (2,169)	$ (4,419)
Adjustments to reconcile net loss to net cash used for operating activities:
Depreciation and amortization	518	443	565	793	973
Employee stock-based compensation expense	277	284	369	440	489
Provision for bad debts	26	(41)	(46)	47	12
Loss on disposal of assets	15	12	12	2	43
Implied interest on deferred acquisition payments	438
Deferred income taxes	25
Change in operating items:
Accounts receivable	(1,043)	71	66	80	256
Inventories	6	(212)	243	(387)	(79)
Prepaid and other assets	(6)	153	234	158	221
Accounts payable	1,999	214	307	(28)	(312)
Accrued expenses and deferred income	460	(221)	(387)	(191)	(1,105)
Net cash used for operating activities	(756)	(1,700)	(2,370)	(1,255)	(3,921)
Investing Activities:
Purchase of property and equipment	(40)	(213)	(272)	(81)	(86)
Other			(3)	(4)
Purchases of intellectual property	(8)	(3)
Acquisition of business	(500)
Net cash used for investing activities	(548)	(216)	(275)	(85)	(86)
Financing Activities:
Proceeds from stock option exercises	100	4	4	10	8
Net cash provided by financing activities	100	4	4	10	8
Net decrease in cash and cash equivalents	(1,204)	(1,912)	(2,641)	(1,330)	(3,999)
Cash and cash equivalents:
Beginning of period	3,061	5,702	5,702	7,032	11,031
End of period	1,857	3,790	3,061	5,702	7,032
Supplemental cash-flow information
Income taxes paid during the period	12	6	17	13	22
Net amount of inventory transferred to property and equipment	242	128	128	296	306
Non-cash consideration for acquisition	$ 6,465

Nature Of Business	12 Months Ended
Jun. 30, 2011
Nature Of Business [Abstract]
Nature Of Business

1. Nature of Business

Description of Operating Activities

Urologix, Inc. (the "Company," "Urologix," "we"), based in Minneapolis, develops, manufactures and markets minimally invasive medical products for the treatment of urological disorders. The Company has developed and offers non-surgical, anesthesia-free, catheter-based treatments that use a proprietary cooled microwave technology for the treatment of benign prostatic hyperplasia (BPH), a condition that affects more than 23 million men worldwide. Urologix' products include the CoolWave(R) and Targis(R) control units and the CTC Advance(TM), Targis(R) and Prostaprobe(R) catheter families. All of Urologix' products utilize Cooled ThermoTherapy(TM) - targeted microwave energy combined with a unique cooling mechanism to protect healthy tissue and enhance patient comfort - and provide safe, effective, lasting relief of the symptoms of BPH.

Basis Of Presentation	9 Months Ended
Mar. 31, 2012
Basis Of Presentation [Abstract]
Basis Of Presentation

1. Basis of Presentation

The accompanying unaudited condensed financial statements of Urologix, Inc. (the "Company," "Urologix," "we") have been prepared in accordance with generally accepted accounting principles for interim financial information and with the instructions for Form 10-Q and Article 10 of Regulation S-X. The balance sheet as of March 31, 2012 and the statements of operations and cash flows for the three and nine-months ended March 31, 2012 and 2011 are unaudited but include all adjustments (consisting of normal recurring adjustments) necessary for a fair presentation of the financial position at such date, and the operating results and cash flows for those periods. Certain information normally included in financial statements and related footnotes prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The accompanying financial statements should be read in conjunction with the financial statements and notes included in the Urologix Annual Report on Form 10-K for the year ended June 30, 2011.

Results for any interim period shown in this report are not necessarily indicative of results to be expected for any other interim period or for the entire year.

Reclassification

Prior year selling, general and administrative amounts have been reclassified to conform to current year presentation of sales and marketing expense and general and administrative expense.

Use Of Estimates	9 Months Ended
Mar. 31, 2012
Use Of Estimates [Abstract]
Use Of Estimates

2. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates and assumptions are based on management's best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors that management believes to be reasonable under the circumstances, including the current economic environment. The Company adjusts such estimates and assumptions when facts and circumstances dictate. These include, among others, the continued difficult economic conditions, tight credit markets, Medicare reimbursement rate uncertainty, and a decline in consumer spending and confidence, all of which have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual amounts could differ significantly from those estimated at the time the financial statements are prepared. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Significant Accounting Policies	12 Months Ended
Jun. 30, 2011
Significant Accounting Policies [Abstract]
Significant Accounting Policies

2. Significant Accounting Policies

Cash and Cash Equivalents

We classify highly liquid investments with original maturities of 90 days or less as cash equivalents. Cash equivalents are stated at cost, which approximates market value.

Revenue Recognition

We recognize revenue from the sale of Cooled ThermoTherapy™ control units upon delivery to the customer. In addition to our sales of Cooled ThermoTherapy control units, we place our Cooled ThermoTherapy control units with customers free of charge under a variety of programs for both evaluation and long-term use, and also provide access to Cooled ThermoTherapy treatments via our Urologix mobile service. We retain title to the control units placed with our customers for evaluation and longer-term use. These programs, as well as our Urologix mobile service, are designed to expand access to our technology, and thus expand the market for our single-use treatment catheters. Revenue for the free use of our Cooled ThermoTherapy control units is bundled with the sale of single-use treatment catheters and is considered a single unit of accounting. Revenue from the bundled sales is recognized as the single-use treatment catheters are shipped to our customers. Revenue from our mobile service is recognized upon treatment of the patient. Revenue for extended warranty service contracts is deferred and recognized ratably over the contract period. We record a provision for estimated sales returns on product sales in the same period as the related revenue is recorded. The provision for estimated sales returns is based on historical sales returns, analysis of credit memo data and specific customer-based circumstances. Should actual sales returns differ from our estimates, revisions to the sales return reserve would be required. Sales and use taxes are reported on a net basis, excluding them from revenue.

Allowance for Doubtful Accounts

We maintain allowances for doubtful accounts for estimated losses resulting from the inability of our customers to make required payments. We consider factors such as past experience, credit quality of the customer base, age of the receivable balances, both individually and in the aggregate, and current economic conditions that may affect a customer's ability to pay when determining the adequacy of the allowance. Accounts receivable are written-off after management determines they are uncollectible.

Bad debt and sales returns provisions and accounts receivable write-offs for the years ended June 30, 2011, 2010 and 2009 were as follows (in thousands):

Years Ended	Beginning Balance	Provisions	Write-offs	Ending Balance
June 30, 2011	$96	($10)	($36)	$50
June 30, 2010	72	47	(23)	96
June 30, 2009	153	12	(93)	72

Inventories

Inventories are stated at the lower of cost or market on a first-in, first-out (FIFO) basis and consist of (in thousands):

	June 30, 2011	June 30, 2010

Raw materials	$558	$702
Work-in-process	154	208
Finished goods	415	588
Total inventories	$1,127	$1,498

Long-Lived Assets

We assess the impairment of long-lived assets whenever events or changes in circumstances indicate that the carrying amount may not be recoverable or if cash flows from operations in a given year are not positive. An asset or asset group is considered impaired if its carrying amount exceeds the undiscounted future net cash flow the asset or asset group is expected to generate. If an asset or asset group is considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the individual asset exceeds its fair value. If estimated fair value is less than the carrying amount, the asset is written down to the estimated fair value and an impairment loss is recognized. No impairment charges were recorded in fiscal years 2011 or 2010.

Remaining long-lived intangible assets consist of a customer base with a net book value of $78,000 and capitalized patents with a net book value of $24,000. Future annual amortization expense for the customer base is expected to be approximately $24,000 through September 2014, its estimated remaining useful life. The patent intangible assets relate to fees incurred for patents. We begin amortization of these patent costs when they are issued and any future annual amortization is expected to be minor.

Property and Equipment

Property and equipment are stated at cost. Company owned Cooled ThermoTherapy control units located at customer sites for evaluation and long-term use programs are transferred from inventory and classified as property and equipment that are valued at cost to manufacture and depreciated over a useful life of four years. Improvements that extend the useful lives of property and equipment are capitalized at cost and depreciated over their remaining useful lives. Repairs and maintenance are charged to expense as incurred. Depreciation is calculated using the straight-line method based upon estimated useful lives of three to seven years for machinery, equipment, furniture and vehicles. Leasehold improvements are amortized over the shorter of the useful life of the assets or term of the lease.

Property and equipment, net consisted of the following (in thousands):

	June 30, 2011	June 30, 2010

Leasehold improvements, equipment, furniture and vehicles	$281	$154
Computer equipment	30	23
Control units	550	837
Total property and equipment, net	$861	$1,014

Other Assets

Other assets consist primarily of prepaid royalties resulting from patent licensing agreements. The agreements require us to pay a royalty on sales of Cooled ThermoTherapy products. Royalties are charged to cost of goods sold as sales are recognized.

Leases and Deferred Rent

We lease all of our office space. We evaluate and classify all of our leases as operating or capital leases for financial reporting purposes. As of June 30, 2011, all of our leases were accounted for as operating leases. For leases that contain rent escalations, we record the total rent payable during the lease term, as determined above, on a straight-line basis over the term of the lease and record the difference between the rents paid and the straight-line rent as a deferred rent. Any lease incentives we receive for items such as leasehold improvements, we record a deferred credit for the amount of the lease incentive and amortize it over the lease term, which may or may not equal the amortization period of the leasehold improvements.

Warranty Costs

Certain of our products are covered by warranties against defects in material and workmanship for periods of up to 24 months. We record a liability for warranty claims at the time of sale. The amount of the liability is based on the trend in the historical ratio of product failure rates, material usage and service delivery costs to sales, the historical length of time between the sale and resulting warranty claim and other factors.

Warranty provisions and claims for the years ended June 30, 2011, 2010 and 2009 were as follows (in thousands):

Years Ended	Beginning Balance	Warranty Provisions	Warranty Claims	Ending Balance
June 30, 2011	$13	$40	($43)	$10
June 30, 2010	19	43	(49)	13
June 30, 2009	40	28	(49)	19

Income Taxes

We utilize the asset and liability method of accounting for income taxes. We recognize deferred tax liabilities or assets for the expected future tax consequences of temporary differences between the book and tax basis of assets and liabilities. We regularly assess the likelihood that our deferred tax assets will be recovered from future taxable income. We consider projected future taxable income and ongoing tax planning strategies in assessing the amount of the valuation allowance necessary to offset our deferred tax assets that will not be recoverable. We have recorded and continue to carry a full valuation allowance against our gross deferred tax assets that will not reverse against deferred tax liabilities within the scheduled reversal period. If we determine in the future that it is more likely than not that we will realize all or a portion of our deferred tax assets, we will adjust our valuation allowance in the period we make the determination. We expect to provide a full valuation allowance on our future tax benefits until we can sustain a level of profitability that demonstrates our ability to realize these assets. At June 30, 2011, we carried a valuation allowance of $35.7 million against our net deferred tax assets.

Stock-Based Compensation

The Company uses the fair value recognition provisions of the revised authoritative guidance for equity-based compensation and applies the modified prospective method in determining stock compensation expense. Stock compensation expense is based on the fair value of the award at the date of grant and is recognized over the requisite service period which corresponds to the vesting period. Options and restricted stock awards typically vest 25 percent after the first year of service with the remaining vesting 1/36th each month thereafter. Generally, options granted to non-employee directors are immediately exercisable at the date of grant while restricted stock awards generally vest after one year. Options are priced based on the closing price of a share of our common stock at the date of grant. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. To determine the inputs for the Black-Scholes option pricing model, we use historical data to estimate expected volatility and the period of time that option grants are expected to be outstanding. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the estimated life of the option. The range of these assumptions and the range of option pricing and number of options granted at the different grant dates will impact our calculation of the fair value of the awards and will therefore impact the amount of expense reflected in our statement of operations for any given period. Fair value for restricted stock is based on the market price on the day of grant. See Note 4 for additional discussion.

Net Loss Per Common Share

Basic loss per share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding during the periods presented. Diluted net loss per share was computed by dividing the net loss by the weighted average number of shares of common stock outstanding plus all potentially dilutive common shares that result from stock options. The number of shares used in earnings per share computations is as follows (in thousands):

	For the years ended June 30,
	2011	2010	2009
Weighted average common shares outstanding - basic	14,556	14,508	14,469
Dilutive effect of stock options	-	-	-
Weighted average common shares outstanding - diluted	14,556	14,508	14,469

Effective July 1, 2009, the Company adopted guidance which requires all outstanding unvested share-based payment awards that contain non- forfeitable rights to dividends or dividend equivalents (whether paid or unpaid) to be considered participating securities and to be included in the computation of basic and diluted earnings per share using the two-class method. The adoption of this statement resulted in the Company having to adjust prior weighted average shares outstanding to include outstanding unvested restricted stock that contains non-forfeitable rights to dividends of 60,000 shares for the fiscal year ended June 30, 2009. This change in weighted average shares outstanding resulted in no change to our earnings per share amounts for the fiscal year ended June 30, 2009.

The dilutive effect of stock options in the above table excludes 1.9 million, 1.2 million, and 1.6 million of underlying options for which the exercise price was higher than the average market price for the years ended June 30, 2011, 2010 and 2009, respectively. In addition, dilutive potential common shares of 918 shares, 73,890 shares and 11,016 shares, where the exercise price was lower than the average market price, were excluded from diluted weighted average common shares outstanding for the year ended June 30, 2011, 2010 and 2009, respectively as they would be anti-dilutive due to our net loss for those years.

Research and Development Costs

Research and development costs are charged to expense as incurred.

Financial Instruments

The carrying amounts of our accounts receivable and accounts payable approximate fair value due to their short-term nature.

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. These estimates and assumptions are based on management's best estimates and judgments. Management evaluates its estimates and assumptions on an ongoing basis using historical experience and other factors that management believes to be reasonable under the circumstances, including the current economic environment. The Company adjusts such estimates and assumptions when facts and circumstances dictate. These include, among others, the continued difficult economic conditions, tight credit markets, Medicare reimbursement rate uncertainty, and a decline in consumer spending and confidence, all of which have combined to increase the uncertainty inherent in such estimates and assumptions. As future events and their effects cannot be determined with precision, actual amounts could differ significantly from those estimated at the time the financial statements are prepared. Changes in those estimates resulting from continuing changes in the economic environment will be reflected in the financial statements in future periods.

Recently Issued Accounting Standards

In October 2009, the Financial Accounting Standards Board (FASB) issued new revenue guidance that requires an entity to apply the relative selling price allocation method in order to estimate a selling price for all units of accounting, including delivered items when vendor-specific objective evidence or acceptable third-party evidence does not exist, as well as new guidance addressing the accounting for revenue transactions involving software. The new guidance is effective for revenue arrangements entered into or materially modified in fiscal years beginning on or after June 15, 2010. The Company adopted this new guidance effective July 1, 2010 on a prospective basis. The adoption of this statement did not have any impact on our financial condition or results of operations.

Liquidity	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Liquidity [Abstract]
Liquidity

3. Liquidity

As of March 31, 2012, the Company's cash and cash equivalents balance was $1,857,000. The Company incurred net losses of $3,471,000 for the nine-month period ended March 31, 2012 and $3,733,000 and $2,169,000 in the fiscal years ended June 30, 2011 and 2010, respectively. In addition, the Company has accumulated aggregate net losses from the inception of business through March 31, 2012 of $113,502,000.

During the first quarter of fiscal 2012, the Company entered into a license agreement with Medtronic for the Prostiva RF Therapy System. The Company paid Medtronic $500,000 on September 6, 2011 for half of the $1,000,000 initial license fee, with the remaining $500,000 payable on the one-year anniversary of this date, September 6, 2012. As part of the licensing agreement, royalty payments for Prostiva products are paid one year in arrears based on the contract year, with the first payment of royalties due October 6, 2012. In addition, during the first two quarters of this fiscal year the agreement included deferred payment terms on both inventory transferred following the close of the agreement and on shipments of products purchased. Deferred payments to be made on inventory received through March 31, 2012 approximated $2.1 million. During the first quarter of fiscal year 2013, payments to Medtronic for $1.4 million of Prostiva product purchased since the acquisition date will be due, and an additional $700,000 will be due in the second quarter of fiscal year 2013.

As a result of the Company's history of operating losses and negative cash flows from operations, and the licensing fee and transaction expenses related to the Prostiva acquisition, there is substantial doubt about our ability to continue as a going concern. The Company's cash and cash equivalents may not be sufficient to sustain day-to-day operations for the next 12 months and the Company's ability to continue as a going concern is dependent upon improving its liquidity. While its primary goal is to generate capital through cash flow from operations, the Company is also pursuing financing alternatives. On January 11, 2012, the Company entered into a line of credit facility with Silicon Valley Bank to provide additional liquidity. The line of credit allows borrowing by the Company of up to the lesser of $2.0 million or the defined borrowing base consisting of 80% of eligible accounts receivable. As of March 31, 2012 the Company has not borrowed against this facility. There is no assurance that our cash, cash generated from operations, if any, and available borrowing under our agreement with Silicon Valley Bank will be sufficient to fund our anticipated capital needs and operating expenses, particularly if product sales do not generate revenues in the amounts currently anticipated or if our operating costs are greater than anticipated.

The Company's current plan to improve its cash and liquidity position is to raise capital by incurring additional indebtedness or an offering of its equity securities or both.

On April 30, 2012, the Company was notified that it did not meet the requirements for continued listing on the Nasdaq Capital Market because its shareholders' equity was $1,752,000 at March 31, 2012, which is less than the $2.5 million in shareholders' equity required by the Nasdaq Stock Market Listing Rules. Under the Listing Rules, the Company has 45 calendar days to submit a plan to regain compliance with this standard. If the plan is accepted, the Nasdaq Stock Market can grant an extension of up to 180 calendar days from the date of its letter to evidence compliance with the minimum shareholders' equity requirement. Compliance with the minimum shareholders' equity requirement will be achieved only through generating significant income from operations during the timeframe for compliance or by an equity financing in an amount sufficient to restore the Company's shareholders' equity to at least $2.5 million.

While it is our intention to raise capital, there can be no assurance that the Company will be able to raise additional capital through a debt or equity financing. If the Company does obtain additional financing, there can be no assurance that it will be obtained in an amount that is sufficient, in a timely manner, or on terms and conditions acceptable to the Company or its shareholders. The Company believes that delisting from the Nasdaq Stock Market would impair its ability to raise additional working capital through an equity financing. If the Company is unable to obtain additional capital in an amount sufficient to meet its needs and in a timely manner, the Company may be required to further reduce expenses and curtail capital expenditures, sell assets, or suspend or discontinue operations. If the Company is unable to obtain additional capital in an amount sufficient to meet its needs and in a timely manner, the Company may not be able to make the required payments to Medtronic with respect to the Prostiva acquisition, which would give Medtronic the right to terminate the Company's rights to sell the Prostiva product.

The financial statements as of and for the three and nine-months ended March 31, 2012 do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

3. Liquidity

The Company incurred net losses of $3,733,000 in fiscal year 2011 and $2,169,000 and $4,419,000 in the fiscal years ended 2010 and 2009, respectively. In addition, the Company has accumulated aggregate net losses from the inception of business through June 30, 2011 of $110,031,000. At June 30, 2011, the Company had cash and cash equivalents of $3,061,000 and no debt.

Subsequent to the end of our fiscal year, the Company entered into a license agreement with Medtronic and paid Medtronic $500,000 of the $1,000,000 initial license fee on September 6, 2011. Primarily due to this licensing payment, acquisition and integration related expenses, the net loss incurred in the current business and one-time annual operating expenses such as insurance premiums, as of September 16, 2011 the Company's cash and cash equivalents balance was approximately $1.5 million. The significant decrease in our cash balance in the first quarter of fiscal year 2012 is not expected to continue throughout the remainder of the fiscal year as the cash outflows in the first quarter related to the annual payments and the licensing fee will not occur again in fiscal year 2012. In addition, as part of the licensing agreement, payments for Prostiva products and royalties are deferred into the next fiscal year while collections of Prostiva revenue commence immediately.

As a result of the Company's history of operating losses and negative cash flows from operations, the licensing fee and integration expenses related to the Prostiva product, and the uncertainty regarding the Company's ability to obtain additional capital, there is substantial doubt about our ability to continue as a going concern. The Company's cash and cash equivalents may not be sufficient to sustain day-to-day operations for the next 12 months and the Company's ability to continue as a going concern is dependent upon improving our liquidity. While our primary goal is to generate capital through cash flow from operations, the Company is also pursuing financing alternatives. The Company intends to seek additional financing by incurring indebtedness or from an offering of our equity securities or both.

There can be no assurance that the Company will be able to raise additional capital through a debt or equity financing. If the Company does obtain such financing, there can be no assurance that additional financing will be obtained in an amount that is sufficient, in a timely manner, or on terms and conditions acceptable to the Company or its shareholders. If the Company is unable to obtain additional capital in an amount sufficient to meet its needs and in a timely manner, the Company may be required to further reduce expenses and curtail capital expenditures, sell assets, or suspend or discontinue operations.

The fiscal year 2011 financial statements do not include any adjustments to reflect the possible future effects on the recoverability and classification of assets or the amounts and classifications of liabilities that may result should the Company be unable to continue as a going concern.

Acquisition Of Prostiva Radio Frequency Therapy	9 Months Ended
Mar. 31, 2012
Acquisition Of Prostiva Radio Frequency Therapy [Abstract]
Acquisition Of Prostiva Radio Frequency Therapy

4. Acquisition of Prostiva Radio Frequency Therapy

On September 6, 2011, the Company entered into agreements with Medtronic, Inc. relating to the Prostiva® Radio Frequency (RF) Therapy System, a minimally invasive medical product for the treatment of BPH. As a result of those agreements, the Company obtained an exclusive, worldwide license to the Prostiva technology for a ten year term, with an option to purchase the technology anytime during the ten year term for a maximum purchase price of $10 million. The maximum purchase price is reduced dollar-for-dollar by the license fee and royalties paid during the term of the agreement.

The above transaction was accounted for as a business combination. Under the terms of the agreements the Company will be responsible for the manufacturing, sourcing, operations, compliance, quality, regulatory and other matters of the Prostiva RF Therapy System. The Company entered into this transaction to increase its revenue, addressable patient population, customer base and sales force. As a result of this transaction, Urologix became the clear market leader for providing in-office treatment solutions for symptomatic or obstructive BPH with over 50 percent market share.

The Company hired independent valuation specialists to assist management with its determination of the fair value of the consideration to be paid as well as the fair value of the assets acquired in the acquisition of the Prostiva RF Thereapy System. Management is responsible for the estimates and valuations. The work performed by the independent valuation specialists has been considered in management's estimates of fair value reflected below. In addition, since the initial recognition of the fair value of consideration to be paid and assets acquired, additional information has become available during the measurement period that relate to conditions or circumstances that existed at the date of acquistion. This additional information has resulted in revisions to the fair value of consideration to be paid and assets acquired as of the date of acquisiton.

The Company estimates that the fair value of the consideration to be paid to acquire the Prostiva business is approximately $7.0 million, after an adjustment of $217,000 made during the quarter to the original estimate of $7.2 million. Additional information obtained during the measurement period that existed at the acquisition date resulted in the adjustment to the fair value of consideration to be paid. Included in the total consideration is the licensing fee, of which $500,000 was paid on September 6, 2011 and $500,000 is due on the anniversary of this date, deferred payments for acquired inventory, and royalties on Prostiva products sold, subject to minimum and maximum amounts.

Approximately $6.5 million of the $7.0 million is still payable at March 31, 2012. The consideration is categorized as contingent or non-contingent. The non-contingent consideration consists of the $500,000 paid at the date of acquisition, as well as future cash payments with an acquisition date fair value of $3.7 million. The estimated royalty payments between the minimum and maximum amounts are contingent consideration and are measured at fair value at the acquisition date by applying an appropriate discount rate that reflects the risk factors associated with the payment streams. The Company estimates the fair value of the future contingent consideration at $2.7 million at March 31, 2012. The contingent consideration will be remeasured to fair value at each reporting date until the contingency is resolved with the changes in fair value that do not relate to the initial recognition of the liability as of the acquisition date, recognized in earnings.

The Company assumed no liabilities in the acquisition. The fair values of the assets acquired by major class in the acquisition are as follows (in thousands):

Finished Goods Inventory	$1,304
Manufacturing Equipment	128
Identifiable Intangible Assets
Patents and Technology	1,529
Customer List	531
Trademarks	325
Goodwill	3,148
Total assets acquired	$6,965

During the three-month period ended March 31, 2012, the Company obtained additional information that existed at the acquisition date, which reduced the amount of Prostiva inventory acquired as part of the acquisition by $58,000 and reduced the acquisition date fair value of future cash payments by $217,000. These adjustments resulted in a reduction of goodwill of $159,000.

Additional information that existed at the acquisition date but was at that time unknown to the Company may become known to the Company during the remainder of the measurement period, a period not to exceed 12 months from the acquisition date. Additional changes to the fair value of consideration or amounts recorded as assets may result in additional corresponding adjustments to goodwill.

The goodwill of $3.1 million represents the value of the functional business already in place at the time of acquisition and the expected higher future revenue stream from the combined product lines as a result of expected synergies from the combined businesses. For tax purposes the goodwill value at acquisition was $1.7 million. For tax purposes the payments related to the acquisition of Prostiva RF Therapy System patent rights are treated as payment in respect of a license agreement and therefore tax deductible in the current year. The inventory and manufacturing equipment acquired is treated for tax purposes as an asset purchase and will be depreciated. The goodwill and other intangible assets are recorded for tax as an acquisition and are amortized and deductible over 15 years for tax purposes.

The patents and technology intangible assets consist of patents and technology, many of which are used in the Prostiva RF Therapy System. Trademarks consist of the use of the Prostiva name in the BPH marketplace. The Company used a relief from royalty method to determine the estimated fair values of the patents and technology and trademark intangible assets. The relief from royalty method applies a cost-savings concept under the notion that if Urologix did not own the asset it would pay a royalty to a third party for the right to use that asset. The fair value of the patents and technology and trademarks are based on the present value of the royalty payments saved by owning the asset, based on an appropriate market participant royalty rate. Revenue on which the royalty was calculated was projected over the expected remaining useful life of the core patents and technology and trademarks.

The Company used a Multi-Period Excess Cash Flow model under the income approach to determine the fair value of the customer list. The Multi-Period Excess Cash Flow model projects future cash flows based on management's estimates and assumptions, including a historical attrition rate, that will be derived from the sale of products to existing Prostiva customers, adjusted to present value by applying an appropriate discount rate that reflects the risk factors associated with the cash flow stream.

For the nine-month period ended March 31, 2012, the Company incurred $288,000 of transaction related expenses, primarily related to legal and accounting fees, which are included in general and administrative expenses. Total cumulative transaction expenses were $391,000, of which $103,000 were incurred in fiscal year 2011 and included in general and administrative expenses in that period.

In addition to the above transaction payments, the Company is required to pay an annual licensing fee of $65,000 to Medtronic, as well as a monthly $30,000 transition services fee that began in November 2011 for transition services provided by Medtronic until the earlier of the end of the initial term of the Transition Agreement or the last of certain United States or European Union regulatory transfers. As these fees are for services being provided by Medtronic on a go-forward basis, they are not included in total consideration for the acquisition of the Prostiva RF Therapy System and will be expensed in the period incurred and reported as part of research and development expenses.

The revenue and operating expenses related to the Prostiva business have been included in the Company's results of operations since September 6, 2011, the date of acquisition. The acquired Prostiva business was not operated as a separate subsidiary, division or entity by Medtronic, Inc. As a result, the Company is unable to accurately determine earnings/(losses) for the Prostiva business on a standalone basis since the date of acquisition. Prostiva revenue included in reported Urologix revenue for the three and nine-months ended March 31, 2012 totaled approximately $1.7 million and $3.8 million, respectively.

As previously mentioned, as the Prostiva business was not operated as a separate subsidiary, division or entity, Medtronic did not maintain separate financial statements for the Prostiva business. As a result, the following unaudited pro-forma financial information represents revenue and only direct expenses for the Prostiva business prior to the September 6, 2011 acquisition date. The below pro-forma financial information shows the revenue and net loss as if the businesses were combined for the three and nine-months ended March 31, 2012 and 2011 (in thousands except per share amounts).

	Three months ended March 31,		Nine months ended March 31,
	2012	2011	2012	2011
Pro forma net revenue	$4,735	$5,859	$13,786	$18,026
Pro forma net loss	$(1,195)	$(1,011)	$(3,537)	$(2,018)
Pro forma net loss per share (basic)	$(0.08)	$(0.07)	$(0.24)	$(0.14)
Pro forma net loss per share (diluted)	$(0.08)	$(0.07)	$(0.24)	$(0.14)

The above pro forma financial information excludes the non-recurring acquisition related expenses of $391,000. However, the pro forma financial information does include the amortization and depreciation expense from acquired Prostiva assets, the implied interest expense on deferred acquisition payments, and the expense related to the increase in the fair value of acquired Prostiva inventories as if they had occurred as of July 1st of the first period presented. The pro forma financial information is not indicative of the results that would have actually been realized if the acquisitions had occurred as of the beginning of fiscal years 2012 or 2011, or of results that may be realized in the future.

Stock-Based Compensation	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Stock-Based Compensation [Abstract]
Stock-Based Compensation

5. Stock-Based Compensation

The Company has an equity compensation plan, the 1991 Stock Option Plan (the "1991 Plan"), that provides for the granting of incentive stock options to employees and nonqualified stock options and restricted stock to employees, directors and consultants. As of March 31, 2012, we had reserved 4,450,910 shares of common stock under the 1991 Plan, and 508,424 shares were available for future grants. Options expire 10 years from the date of grant and typically vest 25 percent after the first year of service with the remaining vesting 1/36th each month thereafter. Under the current terms of the 1991 Plan, persons serving as non-employee directors at the date of the annual shareholder meeting receive an option grant to purchase 10,000 shares of common stock at a price equal to fair market value on the date of grant. Generally, such options are immediately exercisable on the date of grant, and expire 10 years from the date of grant, subject to earlier termination one year after the person ceases to be a director of the Company.

Options were granted to a non-employee consultant to purchase a total of 20,000 shares in the first quarter of fiscal year 2011. These options are non-qualified options which expire 10 years from the grant date and become fully vested over 24 months from the date of grant provided the consultant is still providing services to the Company. As these options were granted to a non-employee consultant, the final value of these options will be determined at their vesting dates, rather than the date of grant, using the Black-Scholes option pricing model and marked to market at each reporting date until they become fully vested. The Company uses the fair value recognition provisions of the revised authoritative guidance for equity-based compensation and applies the modified prospective method in determining stock option expense. The Company's results of operations reflect compensation expense for new stock options granted and vested under the 1991 Plan and the unvested portion of previous stock option grants and restricted stock which vest during the year.

Amounts recognized in the financial statements for the three and nine-months ended March 31, 2012 and 2011 related to stock-based compensation were as follows (in thousands):

	Three months ended March 31,		Nine months ended March 31,
	2012	2011	2012	2011
Cost of goods sold	$7	$8	$21	$30
Sales and marketing	21	8	68	27
General and administrative	44	57	162	193
Research and development	6	11	26	34
Total cost of stock-based compensation	$78	$84	$277	$284
Tax benefit of options issued	—	—	—	—
Total stock-based compensation, net of tax	$78	$84	$277	$284

Except as stated above, the fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. We use historical data to estimate expected volatility, the period of time that option grants are expected to be outstanding, as well as employee termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the estimated life of the option. The following assumptions were used to estimate the fair value of options granted during the nine-months ended March 31, 2012 and 2011 using the Black-Scholes option-pricing model:

	2012	2011
Volatility	79.39%	80.17%
Risk-free interest rate	0.42%	1.00%
Expected option life	3.3 years	3.8 years
Stock dividend yield	—	—

A summary of our option activity for the nine-months ended March 31, 2012 is as follows:

	Number of Options	Weighted-avg. Exercise Price Per Option	Weighted-avg. Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at July 1, 2011	1,744,873	$1.77		$33,441
Options granted	209,000	0.90
Options forfeited	(105,424)	1.12
Options expired	(144,516)	4.29
Options exercised	(86,087)	1.15
Outstanding at March 31, 2012	1,617,846	1.51	7.12	230,760
Exercisable at March 31, 2012	1,081,890	1.72	6.46	101,746

The aggregate intrinsic value in the table above is based on the Company's closing stock price of $1.28 and $0.95 on March 31, 2012 and June 30, 2011, respectively, which would have been received by the optionees had all in-the-money options been exercised on that date.

On August 9, 2011, the Company's Compensation Committee recommended, and the Board of Directors approved, an award of restricted stock to each non-employee director serving as a member of the Company's Board of Directors immediately following the 2011 Annual Meeting of Shareholders held on November 8, 2011 with the number of shares of restricted stock equal to $17,500 divided by the closing price of the Company's common stock on the date of the Annual Meeting, rounded up to the next whole share. A total of 72,168 shares of restricted stock were granted under the 1991 Plan to the Company's non-employee directors on the date of the Annual Meeting or 18,042 shares of restricted stock to each of the Company's four non-employee directors. The restrictions on the restricted stock lapse on the first business day immediately prior to the date of the Company's 2012 Annual Meeting of Shareholders if the director is serving on the board as of such date. The restricted stock award was in addition to the 10,000 share stock option granted to each non-employee director annually under the 1991 Plan.

A summary of restricted stock award activity for the nine-month period ended March 31, 2012 is as follows:

	Number of Shares Underlying Restricted Stock Awards	Weighted-avg. Grant-Date Fair Value
Nonvested at July 1, 2011	126,608	$1.05
Shares granted	72,168	0.97
Shares forfeited	—	—
Shares vested	(60,976)	0.82
Nonvested at March 31, 2012	137,800	$1.11

As of March 31, 2012, total unrecognized compensation cost related to non-vested stock options and restricted stock awards granted under the Plan was $266,000 and $65,000, respectively. That cost is expected to be recognized over a weighted-average period of 2.2 years for non-vested stock options and 0.7 years for restricted stock awards.

4. Stock Options and Restricted Stock Awards

The Company has an equity compensation plan, the 1991 Stock Option Plan (the "1991 Plan"), that provides for the granting of incentive stock options to employees and nonqualified stock options and restricted stock to employees, directors and consultants. As of June 30, 2011, we had reserved 4,450,910 shares of common stock under the 1991 Plan, and 538,378 shares were available for future grants. Options expire 10 years from the date of grant and typically vest 25 percent after the first year of service with the remaining vesting 1/36th each month thereafter. Under the current terms of the 1991 Plan, persons serving as non-employee directors at the date of the annual shareholder meeting receive an option grant to purchase 10,000 shares of common stock at a price equal to fair market value on the date of grant. Generally, such options are immediately exercisable on the date of grant, and expire 10 years from the date of grant, subject to earlier termination one year after the person ceases to be a director of the Company.

Options were granted to a non-employee consultant to purchase a total of 20,000 shares in both the first quarter of fiscal years 2011 and 2010. These options are non-qualified options which expire 10 years from the grant date and become fully vested over 24 months from the date of grant provided the consultant is still providing services to the Company. As these options were granted to a non-employee consultant, the final value of these options will be determined at their vesting dates, rather than the date of grant, using the Black-Scholes option pricing model and marked to market at each reporting date until they become fully vested. The Company uses the fair value recognition provisions of the revised authoritative guidance for equity-based compensation and applies the modified prospective method in determining stock option expense. Our results of operations reflect compensation expense for new stock options granted and vested under the 1991 Plan and the unvested portion of previous stock option grants and restricted stock which vest during the year.

Amounts recognized in the financial statements related to stock-based compensation for the fiscal years ended June 30, 2011, 2010 and 2009 were as follows (in thousands):

	2011	2010	2009
Cost of goods sold	$38	$44	$31
Selling, general and administrative	287	350	425
Research and development	44	46	33
Total cost of stock-based compensation	369	440	489
Tax benefit of options issued	-	-	-
Total stock-based compensation, net of tax	$369	$440	$489

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. We use historical data to estimate expected volatility, the period of time that option grants are expected to be outstanding, as well as employee termination behavior. The risk-free rate is based on the U.S. Treasury yield curve in effect at the time of grant for the estimated life of the option. For restricted stock awards, the fair value is calculated as the market price on date of grant and we amortize the fair value on a straight-line basis over the requisite service period of the award. The following weighted-average assumptions were used to estimate the fair value of options granted during the fiscal years ended June 30, 2011, 2010 and 2009 using the Black-Scholes option-pricing model:

	2011	2010	2009
Volatility	80.0%	77.0%	59.1%
Risk-free interest rate	0.9%	1.7%	2.3%
Expected option life	3.6 years	3 years	3 years
Stock dividend yield	-	-	-

A summary of our options and option activity for the fiscal year ended June 30, 2011 is as follows:

Options Outstanding					Options Exercisable
Range of Exercise Prices		Outstanding as of June 30, 2011	Weighted Avg. Remaining Contractual Life	Weighted Avg. Exercise Price	Exercisable as of June 30, 2011	Weighted Avg. Exercise Price
$-	$2.43	1,557,000	7.86	$1.38	817,635	$1.50
$2.43	$4.86	125,523	3.97	$3.19	124,810	$3.19
$4.86	$7.29	29,600	1.50	$6.31	29,600	$6.31
$7.29	$12.15	-	-	$-	-	$-
$12.15	$14.58	15,250	1.58	$13.02	15,250	$13.02
$14.58	$17.01	10,000	0.36	$15.82	10,000	$15.82
		1,737,373	7.37	$1.78	997,295	$2.18

	Number of Options	Weighted-avg. Exercise Price Per Option	Weighted-avg. Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding at July 1, 2010	1,625,942	$2.15		$47,820
Options granted	389,500	0.93
Options forfeited	(90,922)	1.16
Options expired	(181,147)	3.62
Options exercised	(6,000)	0.54
Outstanding at June 30, 2011	1,737,373	$1.78	7.4	$28,237
Exercisable at June 30, 2011	997,295	$2.18	6.5	$17,913

The aggregate intrinsic value in the table above is based on our closing stock price of $0.95 on June 30, 2011, which would have been received by the optionees had all options been exercised on that date. The aggregate intrinsic value for options exercisable at June 30, 2010 and 2009 was $34,000 and $47,000, respectively, when the closing price of our stock on June 30, 2010 and 2009 was $1.07 and $1.24, respectively.

The weighted average fair value of our options at their grant date was approximately $0.51, $0.69 and $0.57 for options granted during the fiscal years ended June 30, 2011, 2010 and 2009, respectively. The total intrinsic value of options exercised during the fiscal years ended June 30, 2011 and 2010 was $360 and $7,000, respectively. There was no intrinsic value of the options exercised during fiscal year 2009 as the grant price of the options was greater than the stock price on the date of exercise.

A summary of the status of our non-vested options as of June 30, 2011 is as follows:

	Number of Options	Weighted-avg. Grant- Date Fair Value
Non-vested at June 30, 2010	854,932	$0.69
Options granted	389,500	0.51
Options forfeited	(90,923)	0.58
Options vested	(413,431)	0.68
Non-vested at June 30, 2011	740,078	$0.62

A summary of restricted stock award activity is as follows:

	Number of Restricted Stock Awards	Weighted-avg. Grant- Date Fair Value
Non-vested at June 30, 2010	66,322	$1.50
Options granted	106,608	0.91
Options forfeited	-	-
Options vested	(46,322)	1.38
Non-vested at June 30, 2011	126,608	$0.95

As of June 30, 2011, total unrecognized compensation cost related to non-vested stock options and restricted stock awards granted under our plan was $365,000 and $89,000 respectively. That cost is expected to be recognized over a weighted-average period of 1.9 years for non-vested stock options and 0.5 years for restricted stock awards. The total fair value of options vested during the fiscal years ended June 30, 2011, 2010 and 2009 was $281,000, $208,000 and $211,000, respectively.

Basic And Diluted Loss Per Share	9 Months Ended
Mar. 31, 2012
Basic And Diluted Loss Per Share [Abstract]
Basic And Diluted Loss Per Share

6. Basic and Diluted Loss Per Share

Basic loss per share is computed by dividing the net loss by the weighted average number of shares of common stock and participating securities outstanding during the periods presented. Diluted loss per share is computed by dividing the net loss by the weighted average number of shares of common stock and participating securities outstanding plus all dilutive potential common shares that result from stock options. The weighted average common shares outstanding for both basic and dilutive (in thousands), were 14,778 and 14,575, for the three-months ended March 31, 2012 and 2011, respectively, and 14,723 and 14,546, for the nine-months ended March 31, 2012 and 2011, respectively.

The dilutive effect of stock options excludes approximately 1.13 million and 1.79 million options for the three and nine-months ended March 31, 2012, respectively, and 1.71 million and 1.74 million options for the three and nine-months ended March 31, 2011, respectively, for which the exercise price was higher than the average market price. In addition, 77,131 and 888 of potentially dilutive stock options where the exercise price was lower than the average market price were excluded from diluted weighted average common shares outstanding for the three-months ended March 31, 2012 and March 31, 2011, respectively, as they would be anti-dilutive due to the Company's net loss for such periods. For the nine-months ended March 31, 2012 and 2011, there were 41,133 and 1,538 potentially dilutive stock options, respectively, excluded from diluted weighted average common shares outstanding, as they would also be anti-dilutive due to the Company's net loss for these nine-month periods.

Goodwill	9 Months Ended
Mar. 31, 2012
Goodwill [Abstract]
Goodwill

7. Goodwill

The Company had approximately $3,148,000 of goodwill as of March 31, 2012 related to the acquisition of the Prostiva RF Therapy System on September 6, 2011. Please refer to Note 4 to the Notes to the Condensed Financial Statements for further information regarding this acquisition. Goodwill will be tested for impairment annually on April 30th or more frequently if changes in circumstance or the occurrence of events suggests an impairment may exist.

Deferred Income	12 Months Ended
Jun. 30, 2011
Deferred Income [Abstract]
Deferred Income

7. Deferred Income

Deferred income as of June 30 consisted of the following (in thousands):

	2011	2010
Deferred royalty income	$-	$155
Deferred warranty service income	30	14
Total deferred income	$30	$169

Deferred royalty income consisted of a prepaid non-exclusive license previously granted to a third party for the use of certain of our technologies. Deferred royalty income is recognized as the greater of amounts due based on actual sales or amortization of the license fee over the remaining license period, which ended in April of 2011.

Deferred warranty service income is for prepayments made to us for warranty service contracts and is recognized over the contract period ranging from 12 to 24 months.

Intangible Assets	9 Months Ended
Mar. 31, 2012
Intangible Assets [Abstract]
Intangible Assets

8. Intangible Assets

Intangible assets as of March 31, 2012 and June 30, 2011 consisted of the following (in thousands):

	March 31, 2012			June 30, 2011
	Carrying Value	Accumulated Amortization	Net Carrying Value	Carrying Value	Accumulated Amortization	Net Carrying Value
Prostiva Acquisition
Patents and Technology	$1,529	$(99)	$1,430	—	—	—
Customer Base	531	(34)	497	—	—	—
Trademarks	325	(12)	313	—	—	—
EDAP Acquisition
Customer Base	2,300	(2,240)	60	2,300	(2,221)	79
Other	32	(1)	31	24	(1)	23
Total intangible assets	$4,717	$(2,386)	$2,331	$2,324	$(2,222)	$102

Amortization expense associated with intangible assets for the three and nine-months ended March 31, 2012 was $70,000 and $164,000, respectively and was $6,000 and $18,000, respectively, for the three and nine-months ended March 31, 2011. Amortization expense increased compared to prior year due to the acquisition of the Prostiva RF Therapy System on September 6, 2011. Please refer to Note 4 of the Condensed Financial Statements for further information regarding this acquisition. All intangible assets are amortized using the straight-line method over their estimated remaining useful lives. Patents and technology related to the Prostiva acquisition are being amortized over 9 years with amortization expense recorded in cost of goods sold. Customer base and trademarks related to the Prostiva acquisition are being amortized over 9 years and 16 years, respectively, with amortization expense being recorded in general and administrative expense. The customer base related to the EDAP acquisition, completed in October of 2000, is being amortized over its remaining useful life of 3 years, and other intangible assets related to patent costs are amortized upon issuance over their estimated useful lives. The amortization expense related to the EDAP customer base and other intangible assets is also recorded in general and administrative expense.

Future amortization expense related to the net carrying amount of intangible assets is estimated to be as follows (in thousands):

Fiscal Years
2012	$70
2013	276
2014	276
2015	258
2016	252

Inventories	9 Months Ended
Mar. 31, 2012
Inventories [Abstract]
Inventories

9. Inventories

Inventories are stated at the lower of cost or market on a first-in, first-out (FIFO) basis and consist of (in thousands):

	March 31, 2012	June 30, 2011
Raw materials	$516	$558
Work-in-process	135	154
Finished goods	1,518	415
Total inventories	$2,169	$1,127

The March 31, 2012 finished goods inventory balance includes the inventory acquired as a result of the September 6, 2011 Prostiva acquisition, of which approximately $591,000 remained at March 31, 2012. In addition, approximately $469,000 of the above finished goods balance represents long-term inventories that the Company does not expect to sell within the next 12 months, however they are also not considered excess or obsolete.

Other Accrued Expenses	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Other Accrued Expenses [Abstract]
Other Accrued Expenses

10. Other Accrued Expenses

Other accrued expenses were comprised of the following as of (in thousands):

	March 31, 2012	June 30, 2011
Sales tax accrual	$187	$188
Other	483	353
Total other accrued expenses	$670	$541

5.	Other Accrued Expenses

Other accrued expenses is comprised of the following as of June 30 (in thousands):

	2011	2010
Sales tax accrual	$188	$191
Other	353	328
Total other accrued expenses	$541	$519

Income Taxes	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Income Taxes [Abstract]
Income Taxes

11. Income Taxes

As of June 30, 2011, the liability for gross unrecognized tax benefits was $15,000. During the three and nine-months ended March 31, 2012, there were no significant changes to the total gross unrecognized tax benefits. It is expected that the amount of unrecognized tax benefits for positions which the Company has identified will not change significantly in the next twelve months.

The Company files income tax returns in the United States (U.S.) federal jurisdiction as well as various state jurisdictions. The Company is subject to U.S. federal income tax examinations by tax authorities for fiscal years after 1996. The Company may also be subject to state income tax examinations whose regulations vary by jurisdiction.

6. Income Taxes

The components of income tax expense (benefit) for each of the years in the three-year period ended June 30, 2011 consist of the following (in thousands):

	For the fiscal year ended June 30,
	Current	2011 Deferred	Total	Current	2010 Deferred	Total	Current	2009 Deferred	Total
Federal	$(3)	$-	$(3)	$(109)	$-	$(109)	$(48)	$-	$(48)
State	11	-	11	21	-	21	55	-	55
Total	$8	$-	$8	$(88)	$-	$(88)	$7	$-	$7

A reconciliation of our statutory tax expense (benefit) to our actual tax expense (benefit) is as follows:

	For the years ended June 30,
	2011	2010	2009
Federal statutory rate at 34 percent	$(1,267)	$(767)	$(1,500)
State taxes, net of federal tax expense (benefit) and state valuation allowance	(125)	(36)	(83)
Nondeductible expenses	47	52	50
Stock –based compensation	52	77	108
General business credits	(20)	(77)	(220)
Net operating loss carryback claim	-	(84)	-
Adjustments to Net operating loss' and credits	4,236	2,061	937
Other	(9)	(11)	(8)
Change in valuation allowance	(2,906)	(1,303)	723
	$8	$(88)	$7

The components of our net deferred tax assets and liabilities are as follows (in thousands):

	June 30,
	2011	2010
Deferred Tax Assets:
Non-Current:
Net operating loss carry forward	$31,473	$33,826
Definite-lived intangibles	2,482	2,935
Alternative minimum tax credit	3	9
Federal and state general business credits	865	975
Non-qualified stock-based compensation	535	461
Property, plant and equipment	53	-
Current:
Accrued expenses	330	438
Gross deferred tax assets	35,741	38,644
Deferred Tax Liabilities:
Non-Current:
Property, plant and equipment	-	(15)
Gross deferred tax liabilities	-	(15)
Net deferred tax assets before valuation allowance	35,741	38,629
Less: valuation allowance	(35,741)	(38,629)
Total net deferred tax asset	$-	$-

Included in the valuation allowance amounts above is $538,000 as of June 30, 2011 and 2010, which is attributable to increases in the net operating loss carry forwards resulting from the exercise of stock options. These amounts will be recorded as an increase to additional paid-in-capital if it is determined in the future that this portion of the valuation allowance is no longer required, and the net operating loss generated by these deductions is utilized on the tax return.

At June 30, 2011, the expiration dates and amounts of our net operating loss carryforwards and credits for federal income tax purposes are as follows (in thousands):

Years expiring (in thousands)	Net Operating Loss	Credits
June 30, 2012	$8,114	$-
June 30, 2013 – June 30, 2017	15,907	-
June 30, 2018 – June 30, 2022	29,277	-
June 30, 2023 – June 30, 2031	32,210	660

	$85,508	$660

The Company completed a Section 382 analysis of the net operating loss carryforwards through February 1, 2006. Through that analysis it was determined that none of the remaining pre-February 1, 2006 net operating loss carryforwards are subject to a Section 382 limitation. Net operating losses generated since February 1, 2006 have not been analyzed for any Section 382 limitations and therefore may or may not be fully realizable in the future.

As of June 30, 2011, we had approximately $15,000 of unrecognized tax benefits related to state tax liabilities which would favorably impact the effective income tax rate in any future period, if recognized. During the year ended June 30, 2011, there were no significant changes to the total gross unrecognized tax benefits. It is expected that the amount of unrecognized tax benefits for positions which we have identified will not change significantly in the next twelve months.

We recognize accrued interest and penalties related to unrecognized tax benefits as a component of income tax expense. We file income tax returns in the United States (U.S.) federal jurisdiction as well as various state jurisdictions. We are subject to U.S. federal income tax examinations by tax authorities for fiscal years after 1996 due to unexpired net operating loss carryforwards originating in and subsequent to that fiscal year. Income tax examinations we may be subject to for the various state taxing authorities vary by jurisdiction.

Benefit Plan	12 Months Ended
Jun. 30, 2011
Benefit Plan [Abstract]
Benefit Plan

9. Benefit Plan

The Company provides a 401(k) savings plan to which eligible employees may make pretax payroll contributions up to the allowed limit of the Internal Revenue Service. Company matching contributions are discretionary, and none have been made to date.

Warranty	9 Months Ended
Mar. 31, 2012
Warranty [Abstract]
Warranty

12. Warranty

Some of the Company's products, including the newly acquired Prostiva products, are covered by warranties against defects in material and workmanship for periods of up to 24 months. The Company records a liability for warranty claims during the period of the sale. The amount of the liability is based on the trend in the historical ratio of product failure rates, material usage and service delivery costs to sales, the historical length of time between the sale and resulting warranty claim, and other factors.

Warranty provisions and claims for the nine-months ended March 31, 2012 and 2011 were as follows (in thousands):

Nine Months Ended	Beginning Balance	Warranty Provisions	Warranty Claims	Ending Balance
March 31, 2012	$10	$81	$(45)	$46
March 31, 2011	$13	$34	$(33)	$14

Line Of Credit	9 Months Ended
Mar. 31, 2012
Line Of Credit [Abstract]
Line Of Credit

13. Line of Credit

On January 11, 2012, the Company entered into a Loan and Security Agreement with Silicon Valley Bank ("SVB"). Under the Loan Agreement, SVB will make revolving advances to the Company of the lesser of $2.0 million or the defined borrowing base consisting of 80% of eligible accounts. The principal amount outstanding under the revolving line of credit will accrue interest at a floating per annum rate equal to either the prime rate plus 2.75% if the Company is Streamline Eligible, or the prime rate plus 3.75% if the Company is not Streamline Eligible. Interest is payable monthly. In order to be "Streamline Eligible," the Company's unrestricted cash maintained at SVB for the immediately preceding month has to be greater than the outstanding obligations as well as no event of default continuing. The Company also must meet a financial covenant that requires the Company's maximum loss (defined as net loss adding back interest expense, depreciation and amortization, income tax expense and stock-based compensation expense), on a trailing three month period, not be greater than $1.5 million, tested on the last day of each month. In connection with the Loan Agreement, the Company granted SVB a first priority security interest in certain properties, rights and assets of the Company, specifically excluding intellectual property. All amounts borrowed by the Company under this revolving line of credit with SVB will be due January 11, 2014. As of March 31, 2012, the Company had no borrowings outstanding on this credit line.

Commitments And Contingencies	9 Months Ended	12 Months Ended
	Mar. 31, 2012	Jun. 30, 2011
Commitments And Contingencies [Abstract]
Commitments And Contingencies

14. Commitments and Contingencies

Legal Proceedings

The Company has been involved in various legal proceedings and other matters that arise in the normal course of its business, including product liability claims that are inherent in the testing, production, marketing and sale of medical devices. As of March 31, 2012, the Company was not involved in any legal proceedings or other matters that would have a material effect on the financial position, liquidity or results of operations of the Company.

8. Commitments and Contingencies

Leases

The Company leases its facility and certain equipment under non-cancelable operating leases that expire at various dates through fiscal year 2016. Rent expense related to operating leases was approximately $197,000, $215,000, and $216,000 for the years ended June 30, 2011, 2010 and 2009, respectively. On September 9, 2010, the Company entered into a new lease agreement with our current landlord, covering the same square footage, for a period of seventy-two months, effective August 1, 2010. Future minimum annual lease commitments under non-cancelable operating leases with initial terms of one year or more are as follows:

	Fiscal Years
	2012	2013	2014	2015	2016

Building and equipment leases	$214	$216	$211	$212	$215

Contingencies

We have been and are involved in various legal proceedings and other matters that arise in the normal course of our business, including product liability claims that are inherent in the testing, production, marketing and sale of medical devices. The ultimate liabilities, if any, cannot be determined at this time. However, based upon currently available information, we believe that the ultimate resolution of these matters will not have a material effect on the financial position, liquidity or results of operations of the Company.

Recently Issued Accounting Pronouncements	9 Months Ended
Mar. 31, 2012
Recently Issued Accounting Pronouncements [Abstract]
Recently Issued Accounting Pronouncements

15. Recently Issued Accounting Pronouncements

In September 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011-08 "Testing Goodwill for Impairment" (ASU 2011-08), which amends ASC 350 "Intangibles – Goodwill and Other." This update permits entities to make a qualitative assessment of whether it is more likely than not that a reporting unit's fair value is less than its carrying amount before applying the two-step goodwill impairment test. If an entity concludes that it is not more likely than not that the fair value of a reporting unit is less than its carrying amount, it would not be required to perform the two-step impairment test for that reporting unit. This update is effective for fiscal years beginning after December 15, 2011. The Company does not anticipate the adoption of this statement to have an impact on its financial position or results of operations.

In June 2011, the FASB issued ASU No. 2011-05, "Comprehensive Income (Topic 220) Presentation of Comprehensive Income", which provides an entity the option to present the total of comprehensive income, the components of net income, and the components of other comprehensive income either in a single continuous statement of comprehensive income or in two separate but consecutive statements. This eliminates the option to present the components of other comprehensive income as part of the statement of changes in stockholders' equity. The amendments are effective for fiscal years beginning after December 15, 2011. The amendments are to be applied retrospectively, with early adoption permitted. The Company does not anticipate the adoption of this statement to have an impact on its financial statements.

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, "Fair Value Measurements (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs", which is effective for annual reporting periods beginning after December 15, 2011. This guidance amends certain accounting and disclosure requirements related to fair value measurements. The Company does not anticipate the adoption of this statement to have an impact on its financial position or results of operations.

Subsequent Event	12 Months Ended
Jun. 30, 2011
Subsequent Event [Abstract]
Subsequent Event

10. Subsequent Event

On September 6, 2011, we entered into agreements with Medtronic, Inc. ("Medtronic") and its subsidiary, VidaMed, relating to the Prostiva RF Therapy. These agreements are summarized as follows:

License Agreement: Under the License Agreement, Medtronic and VidaMed granted us an exclusive, worldwide license to the Prostiva® RF Therapy System in the field of the radio frequency treatment of the prostate, including the treatment of benign prostatic hyperplasia (BPH). In exchange for the license, we will pay Medtronic a license fee of $1.0 million, of which $500,000 was paid upon the execution of the License Agreement. The remaining $500,000, less the $147,000 purchase price paid under the Asset Purchase Agreement and certain credits under the Transition Agreement, must be paid by the Company on September 6, 2012. The Asset Purchase Agreement and the Transition Agreement are described below. We will also pay Medtronic royalties on net sales of product, subject to minimum and maximum royalty amounts. Earned royalties are payable thirty days following the end of each contract year; minimum royalty amounts are payable ninety days following the end of each contract year. The Company is also obligated to pay a license maintenance fee of $65,000 on September 6, 2012 and annually thereafter. In addition, if total payments by us to Medtronic under the License Agreement (other than the license maintenance fee) and under the Asset Purchase Agreement (described below) reach an aggregate of $10 million, we will have no further payment obligations to Medtronic and will thereafter have a fully paid up, royalty-free and perpetual license for the term of the License Agreement. The term of the License Agreement is ten years or the earlier closing date of a purchase under the Acquisition Option Agreement described below. In addition, either party may terminate the License Agreement by written notice for breach after an opportunity to cure and the license will automatically terminate concurrently with certain terminations of the Transition Agreement (described below). Upon termination of the License Agreement, all rights to the Prostiva intellectual property will revert back to Medtronic and the Transition Agreement and Acquisition Option Agreement will terminate. Further, upon termination of the License Agreement by Medtronic as a result of the Company's breach or bankruptcy, Medtronic will have the right to repurchase the assets from the Company that the Company previously purchased under the Asset Purchase Agreement for the same purchase price previously paid by the Company. Medtronic and VidaMed also entered into sublicenses to grant the Company rights to certain intellectual property relating to the Prostiva treatment.

Transition Agreement: We entered into a Transition Services and Supply Agreement with Medtronic under which Medtronic will provide us with transition services relating to manufacturing, sourcing, operations, compliance, quality, regulatory and other matters for an initial term ending one month after Medtronic completes certain regulatory work. We will pay Medtronic a fee of $30,000 per month beginning in November 2011 for these transition services and will continue paying this monthly fee until the earlier of the initial term of the Transition Agreement or the last of certain United States or European Union regulatory transfers. The parties also allocated responsibility for various other costs associated with the transition services.

Through the Transition Agreement, Medtronic appointed Urologix as its exclusive U.S. distributor of the Prostiva treatment until such time as we have received the regulatory approvals necessary to allow us to sell the product in the U.S. Medtronic also agreed to continue to sell products through certain channels outside of the U.S. during a transition period. Following the transition period, we will be entitled to distribute products outside of the U.S. pursuant to the terms of a distribution agreement until we have received the necessary regulatory approvals, at which time we will be able to sell the products in those territories consistent with the regulatory approvals of those territories. Medtronic also consigned certain inventory to us and we are obligated to accept additional consignment inventory upon the expiration of transition periods.

Under the provisions of the Transition Agreement, the parties also agreed upon the handling of product warranty claims, agreed upon a transition plan for regulatory matters, and entered into a quality agreement. In addition, Medtronic assigned a supply agreement to us, will place orders with certain suppliers and sell those components to us at its cost, and will transfer certain other components to us.

The Transition Agreement will terminate on September 6, 2012, but if certain U.S. regulatory approvals have not been received during the twelve month period, the Transition Agreement will be extended for three months. Medtronic may terminate the Transition Agreement prior to the expiration of its term for an uncured breach by us. We may terminate the Transition Agreement prior to the expiration of its term in connection with excessive third party regulatory costs. In addition, if neither party elects to address certain regulatory challenges, either party may terminate the Transition Agreement and Medtronic must pay us $250,000. Upon termination by Medtronic for a regulatory challenge or by us, we will not have any further payment obligation for any minimum royalty, any license fee not then due and payable, or any obligation to purchase any assets under the Acquisition Option Agreement or the Asset Purchase Agreement, described below.

Acquisition Option Agreement: Under the Acquisition Option Agreement with Medtronic, we have the right to purchase and Medtronic has the right to require us to purchase the assets associated with the Prostiva treatment and the licenses and sublicenses granted by Medtronic and VidaMed. In the case of our exercise of our option to purchase, the purchase price will be $10 million less license fees and royalty amounts previously paid under the License Agreement and the purchase price paid under the Asset Purchase Agreement. In the case of Medtronic's exercise of its option to require us to purchase, the purchase price will be the price stated by Medtronic in its exercise notice, provided that price is accepted by us in our sole discretion. Our rights and Medtronic's rights under the Acquisition Option Agreement may be exercised until the License Agreement expires or terminates or, if earlier, the date the other party's notice of exercise is received in accordance with the Acquisition Option Agreement.

Asset Purchase Agreement: We entered into an Asset Purchase Agreement through which Medtronic will sell to us certain tangible assets used in the Prostiva business for a purchase price of $147,000. The purchase price is payable the later of September 6, 2012 or at the closing of the Asset Purchase Agreement transactions, which will take place as soon as practicable after the date of certain U.S. regulatory approvals.

The above transaction will be accounted for by the Company as a business combination in accordance with ASC Topic 805 as the Company has obtained control of the Prostiva business. Under the terms of the agreements, after the completion of the Transition Period, the Company will be responsible for the manufacturing, sourcing, operations, compliance, quality, regulatory and other matters of the Prostiva RF Therapy System.

We have included all of the required disclosures related to the acquisition of the assets of the Prostiva business as it was not practical to do so given the timing of the transaction and the filing date of this Annual Report on Form 10-K. As a result, all required disclosures will be included in the acquisition footnote filed with our Form 10-Q for the period ended September 30, 2011.